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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




            Date of Report (date of earliest event reported): 7-22-96
                                                              -------


                           SOUTH VALLEY BANCORPORATION
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)

    California                    2-78293-LA                       #94-2818095
- ---------------              -----------------                     -------------
(state or other              (Commission File)                     (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                     Number)



               500 Tennant Station, Morgan Hill, California 95037
              ----------------------------------------------------
              (address of principal executive office and zip code)

        Registrant's telephone number (including area code): 408-778-1510
                                                             ------------

                                      None
                         -------------------------------
                         (former name or former address,
                          if changed since last report)



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Item 5.   Other Events

          South Valley Bancorporation announces cash dividend.

Item 7.   Financial Statements and Exhibits

          (a) None

          (b) None

          (c) Exhibits.
              See Press Release attached as Exhibit 99.1 and made a part hereof.




                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     South Valley Bancorporation, Registrant

                                     By: /s/ Richard L. Conniff
                                        ----------------------------------------
                                             Richard L. Conniff
                                             Chief Financial Officer


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                                  EXHIBIT INDEX


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
Exhibit No.                Description                                  Page No.
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
   99.1              Press Release dated July 22, 1996
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